BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

The Brown Capital Management Mid-Cap Fund

Ticker Symbol BCMSX (Investor Shares), BCMIX (Institutional Shares)

Supplement dated May 27, 2015 to the Fund’s Prospectuses and Statement of Additional Information
(“SAI”) dated July 29, 2014 (as supplemented from time to time)

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Important Notice Regarding Change in Investment Policy, Strategies and Name

At its meeting held on March 23, 2015, the Board of Trustees (the “Board”) of Brown Capital Management Mutual Funds (the “Trust”) approved various changes to the Brown Capital Management Mid-Cap Fund (the “Fund”). These changes include a change to the Fund’s investment policy and strategies. The Fund will also change its name to the Brown Capital Management Mid Company Fund. The changes reflect a focus of Brown Capital Management, LLC, the Fund’s investment adviser (the “Advisor”), on company revenues as opposed to company capitalization ranges.

Revised Investment Policy

While the Fund’s investment objective will remain to seek long-term capital appreciation with current income as a secondary consideration in selecting portfolio investments, the Fund’s policy will be revised as follows:

Under normal market conditions, the Mid Company Fund will invest at least 80% of its total assets in the equity securities of those companies with total operating revenues of $500 million to $10 billion at the time of initial investment (“mid sized companies”).

Revised Investment Strategies

The “Principal Investment Strategies” section in the Fund Summary section of the Prospectus will be replaced in its entirety with the section below.

The Mid Company Fund invests at least 80% of its total assets in a portfolio of equity securities of companies with total operating revenues of $500 million to $10 billion at the time of initial investment (“mid sized companies”). The Mid Company Fund typically invests in common stocks. The Advisor seeks to build a portfolio of exceptional mid companies with the wherewithal to become exceptional larger companies. The Mid Company Fund typically holds a portfolio of between 40 to 60 securities which the Advisor believes have the potential for growth.

The Advisor’s Philosophy

The Advisor believes that a sustained commitment to a portfolio of exceptional companies will, over time, generate attractive long-term returns. The Advisor believes exceptional companies save time, lives, money and headaches and provide an exceptional value proposition to consumers. The Advisor views these differentiated organizations as having the wherewithal to provide unique solutions that include, but are not limited to, the utilization of innovative technology and insight to help address or redefine the challenges faced by institutions or consumers. These companies often retain a long-term growth plan, durable revenue growth, defensible market presence and profitability to fuel and sustain earnings per share growth. While investing in exceptional growth companies is paramount, the Advisor believes in being disciplined and deliberate about what it is willing to pay for growth opportunities and doing so in a benchmark agnostic manner (meaning that the Advisor selects companies without consideration of benchmarks by which the Fund is measured). Because the Mid Company Fund is managed in a benchmark agnostic manner, an unintended consequence is that the Fund may have sector exposure.

The Advisor’s Investment Approach

The Advisor believes an investment program establishes the processes necessary to identify, research and construct a portfolio. The Advisor distinguishes Mid Company from Mid Capitalization by investing by its use of revenue not market capitalization to identify and invest in exceptional mid companies that have the wherewithal to become exceptional larger companies. The Advisor sources ideas from many places. Companies eligible for investment typically retain between $500 million and $10 billion in revenue at the time of initial investment. The Advisor’s investment professionals retain dual duties, managing the portfolio as a team and serving as generalists in their analytical role. They discuss prospective portfolio candidates with teammates before any in-depth research is performed to ensure the commitment of time dedicated to understanding the company makes sense to all team members.

The Advisor believes in-depth fundamental research, when applied over a three to five year time horizon, and implemented with a benchmark agnostic framework, has the potential to generate attractive long-term returns.

Therefore, the foundation of the Advisor’s investment process is fundamental analysis. Valuation analysis is also part of the Advisor’s investment process.

The Advisor constructs the Mid Company Fund’s portfolio to generally be fully invested with no more than 5% in cash. The Advisor believes a diversified portfolio of 40-60 companies and their research efforts may, collectively, reduce portfolio risk.

The Advisor generally expects to hold securities for the long term. The Advisor typically sells securities from the Mid Company Fund’s portfolio when the investment thesis driving the purchase of the company changes, the Advisor has a better investment idea, and/or its valuation no longer meets expectations.

Revisions to Principal Risks

The “Mid Cap Companies Risk” section under the “Principal Risks of Investing in the Fund” in the Fund Summary section of the Prospectus will be replaced in its entirety with the following:

Mid and Small Sized Company Risk: Investing in the securities of mid and small sized companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of medium and small-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. The earnings and prospects of smaller companies are more volatile than larger companies, and smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience. While the Fund is not managed to invest in companies in terms of market capitalization but rather based on company revenues, the Fund may nonetheless hold securities the issuer of which is considered to be a mid or small-sized company in terms of capitalization.

Brown Capital Management Mutual Funds

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